Exhibit 99.1

Joint Filing Agreement

In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, the persons or entities named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the shares of common stock of the Company and further agree that this joint filing agreement be included as an exhibit to this Schedule 13D/A. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement as of March 15, 2019.

INSIGHT VENTURE PARTNERS VIII, L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner

By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Signatory

INSIGHT VENTURE PARTNERS (CAYMAN) VIII, L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner

By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Signatory

INSIGHT VENTURE PARTNERS (DELAWARE) VIII, L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner

By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Signatory

INSIGHT VENTURE PARTNERS VIII (CO-INVESTORS), L.P.

By:	Insight Venture Associates VIII, L.P.,
its general partner

By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Signatory

INSIGHT VENTURE PARTNERS COINVESTMENT FUND III, L.P.

By:	Insight Venture Associates Coinvestment III,
L.P., its general partner

By:	Insight Venture Associates Coinvestment III,
Ltd., its general partner

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Signatory

INSIGHT VENTURE PARTNERS COINVESTMENT FUND (DELAWARE) III, L.P.

By:	Insight Venture Associates Coinvestment III,
L.P., its general partner

By:	Insight Venture Associates Coinvestment III,
Ltd., its general partner

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Signatory

INSIGHT VENTURE ASSOCIATES VIII, L.P.

By:	Insight Venture Associates VIII, Ltd.,
its general partner

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Signatory

INSIGHT VENTURE ASSOCIATES VIII, LTD.

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Signatory

INSIGHT VENTURE ASSOCIATES COINVESTMENT III, L.P.

By:	Insight Venture Associates Coinvestment III,
Ltd., its general partner

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Signatory

INSIGHT VENTURE ASSOCIATES COINVESTMENT III, LTD.

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Signatory

INSIGHT HOLDINGS GROUP, LLC

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Signatory

IVP (VENICE), L.P.

By:	/s/ Blair Flicker
	Name:	Blair Flicker
	Title:	Authorized Signatory